SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: October 29, 2003

CORINTHIAN COLLEGES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
Incorporation or organization)		Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” On October 29, 2003, Corinthian Colleges, Inc. (“Corinthian”) issued a press release announcing financial results for its first quarter ended September 30, 2003 of its current fiscal year ending June 30, 2004. A copy of Corinthian’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

October 29, 2003	/s/ Dennis N. Beal

Dennis N. Beal Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release of Corinthian Colleges, Inc. issued October 29, 2003.